GOLDMAN SACHS ETF TRUST

Goldman Sachs Future Planet Equity ETF

(the “Fund”)

Supplement dated April 28, 2023 to the

Prospectus and Summary Prospectus,

each dated December 29, 2022

Effective on May 1, 2023, Saurabh Jain will serve as a portfolio manager for the Fund. Alexis Deladerrière and Raj Garigipati will continue to serve as portfolio managers for the Fund.

Accordingly, effective on May 1, 2023, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectus, as well as the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Alexis Deladerrière, CFA, Managing Director, has managed the Fund since July 2021; Raj Garigipati, Managing Director, has managed the Fund since July 2021; and Saurabh Jain, Vice President, has managed the Fund since May 2023.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Saurabh Jain Vice President	Portfolio Manager— Goldman Sachs Future Planet Equity ETF	Since 2023	Mr. Jain is a portfolio manager on the Global Equity team within GSAM’s Fundamental Equity business. He has primary research responsibilities in the Consumer, Clean Energy and Clean Technology sectors. Mr. Jain joined Goldman Sachs in May 2012.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

FTRETF2TBDSTK 05-23